June 18, 2013 Global Leader in Quality Tabletop and Kitchen Solutions. Exhibit 99.1

Forward Looking Statements
This presentation includes "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities
Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate",
"plan", "outlook", “target”, and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects, product launches and other aspects of the business of EveryWare Global, Inc., formerly known as ROI Acquisition Corp. (“EveryWare”), are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the ability of EveryWare to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (2) changes in applicable laws or regulations; (3) the possibility that EveryWare may be adversely affected by other economic, business, and/or competitive factors; (4) EveryWare’s ability to maintain its listing on Nasdaq; (5) EveryWare’s ability to successfully integrate recent acquisitions and realize anticipated synergies (6) other risks and uncertainties indicated from time to time in
EveryWare’s filings with the Securities and Exchange Commission (“SEC”), including those under the heading “Risk Factors” in ROI’s proxy statement/prospectus filed with the SEC on May 10, 2013. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and EveryWare undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.
Financial Presentation
This presentation includes non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA margin and Free Cash Flow.  EBITDA is calculated as earnings before interest and taxes (“EBIT”) plus depreciation and amortization (“EBITDA”).  Adjusted EBITDA is calculated as EBITDA plus restructuring expenses, certain historical acquisition/merger-related transaction fees, inventory writedown, management fees and reimbursed expenses paid to our equity sponsor, certain other adjustments that management believes are not representative of its core operating performance, adjustments for the full-year impact of certain cost improvements implemented within the fiscal year, the cost in 2012 related to out-of-the-money natural gas hedges and the estimated increased expenses of operating as a public company.  A reconciliation of net income to Adjusted EBITDA is set forth on page 24. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net sales. Free Cash Flow is defined as Adjusted EBITDA less maintenance capital expenditures. Wherever referenced, unless otherwise noted, 2011 results include financial results for the two months ended
December 31, 2011 for Oneida and 12 months ended December 31, 2011 for Anchor.
EveryWare believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to EveryWare’s financial condition and results of operations. EveryWare’s management uses these non-GAAP measures to compare EveryWare’s performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and
EveryWare’s board of directors. EveryWare believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing EveryWare’s financial measures with other consumer products companies, many of which present similar non-GAAP financial measures to investors. Management of EveryWare does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in EveryWare’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review EveryWare’s audited financial statements, as presented in ROI’s proxy statement/prospectus (which was filed with the SEC on May 10, 2013), and not rely on any single financial measure to evaluate EveryWare’s business.

EveryWare (Nasdaq: EVRY) is a leading global marketer of tabletop and food preparation products for the consumer and foodservice markets, with operations in the United States, Canada, Mexico, Latin
America, Europe and Asia
2013 Projected financial results reflect $457mm Revenues and $61mm Adjusted EBITDA
(1)
Added to the Russell 3000 Index in June, 2013
Leading brands and market position across broad platform
Extensive growth opportunities across all segments
(1) See slide 24 for a reconciliation of Adjusted EBITDA to Net Income
About EveryWare

Creating the EveryWare Platform
EveryWare Global is the culmination of several acquisitions over the past 5 years
Complete tabletop offering including several of the most recognizable brands in the industry
Since 2007, the platform has experienced industry leading growth with Revenue expanding at a CAGR of 16.2%
Engrained culture of continuous operational improvement
(1)     2011 results are proforma and reflect 12 months of Oneida
Sep-2007
Purchased
Indiana Glass
Apr-2007
Acquired
Anchor Hocking
out of
bankruptcy
Nov-2011
Acquired Oneida,
Ltd.
Mar-2012
Formed
EveryWare
Global, Inc.
Sep-2008
Purchased
Alco Consumer
Products
2007 2008 2009 2010
2011
(1)
2012
$ in millions
Net Sales: $200.0 $256.3 $254.1 $263.5 $417.1 $421.7

EVERYWARE

EVERYWARE

ONEIDA ONEIDACRAFT anchor (Anchor Hocking Company) ANCHORHOME SANT'ANDREA

VINERS REGO BUFFALO W. A. ROGERS DELCO

EveryWare: Leading Global Tabletop Solutions
Vision
To become the leading global
marketer of trusted brands
in dining and food
preparation, recognized for providing quality
tabletop and kitchen solutions
Unique Business Model Strong Fundamentals
Iconic, globally-recognized brand names
#1 or #2 market leadership across consumer and
institutional markets
Longstanding, loyal blue-chip customer relationships
Broad distribution infrastructure
Owned asset base with high replacement cost
Large, addressable industry with positive tailwinds
Highly diversified across channel, customer,
category, etc.
Consistent recurring revenue model
Strong net sales and EBITDA growth
Strong free cash flow generation
Significant growth and margin expansion
opportunities expected to require low incremental
investment
Exceptionally efficient capital utilization

EVERYWARE

EVERYWARE
ONEIDA
anchor
EVERYWARE

WÜSTHOF

SVEDKA
VODKA

5 Leading Product Innovation

EVERYWARE

ANCHOR HOME COLLECTION
SANT' ANDREA
anchor Anchor Hocking Company
Stölzle

ONEIDA
SANT' ANDREA
BUFFALO
anchor Anchor Hocking Company
SCHÖNWALD Germany

ONEIDA
VINERS
DELCO
SANT' ANDREA
anchor Anchor Hocking Company

ONEIDA strata

Renowned Brand Names with a Diversified Brand Strategy
2003 Most Recent

HFN Tabletop Brand Recognition (1)
Dinnerware /Serveware
Flatware
Banquetware
Representative Brands (3)
Glassware
(1) Per Home Furnishing News (“HFN”) survey based on brand recognition and sampling female consumers in the U.S.
(2) #1 in glassware.
(3) Stölzle and Schönwold brands are licensed by EveryWare.
– Tabletop purchasing decisions by both consumers and institutions are highly influenced by brand reputation
•
Oneida’s brand reputation uniquely extends throughout the general household category and is globally recognized by both consumer and institutional customers
•
Anchor has established a highly-recognized brand name that is synonymous with quality, value and durability, backed by a 100+
year history
– Diversified owned-brand strategy provides EveryWare with product offerings at virtually all price points
– Branding strategy tailored to market and geography based on consumer views and trends
•
Strategic approach to new product development driven by identifying market voids and strategically evaluating margin opportunities
•
Since 2011, EveryWare has commercially launched an average of 150 products and 600 SKUs per year
#1 Oneida
#2 Corelle
#3 Lenox
#4 Waterford
#5 Pfaltzgraff
#6 Mikasa
#7 Farberware
#8 Anchor Hocking (2)
#9 Wedgwood
#10 Libbey
#1 Oneida
#2 Waterford
#3 Lenox
#4 Pfaltzgraff
#5 Wedgwood
#6 Corelle
#7 Mikasa
#8 Anchor Hocking (2)
#9 Fiesta Ware
#10 Noritake

EVERYWARE

| | | | | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| EVERYWARE | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |

Leading Market Positions Across a Broad Range of Categories

– Uniquely targets the consumer and foodservice tabletop markets with a comprehensive offering across all sub-categories
– Leading market positions in core categories with high brand awareness
– Migration of  foodservice and mass retailers to full-line suppliers to consolidate vendor structures and optimize category management
(1) Based on Management’s estimates.
(2) #1 in Consumer glass dinnerware.
Bakeware Beverageware Dinnerware Flatware Serveware
Crystal Candles
Premium
Spirit
Bottles
Industrial
/ Lighting Floral
Consumer
Food-
service Consumer
Food-
service Consumer
Food-
service Consumer
Food-
service Consumer
Food-
service
Existing Channel
Market Positions (1)
#2 #2 #3 #1
(2)
#1 #1 #1 #1 #1 #1 #1 #1
• Portfolio of 9,000+ products is the broadest and most diverse tabletop platform in the industry
• Few multi-channel players across entirety of the broader tabletop sector
• #1 or #2 market position in seven of the major categories in which Anchor competes
• #1 position in retail and foodservice flatware and foodservice dinnerware and crystal
• EveryWare’s leading brand equity provides a competitive advantage in key areas such as space allocation and promotions

EVERYWARE

| Consumer | Foodservice | Specialty |
|---|---|---|
| Walmart | HYATT | Constellation Brands |
| Crate&Barrel | Marriott | SAXCO |
| Publix | Hilton | Syndicate Sales Inc. |
| TARGET | ROYAL CARIBBEAN | Candle-Lite |
| meijer | wasserstrom | MVP group |
| BED BATH & BEYOND | DARDEN RESTAURANTS | The Pampered Chef |
| Sur la table | Don | |

Customer
% of 2012
Sales (1)
Length of
Relationship
Wal-Mart 14% >25y
Specialty customer 4% >30y
Foodservice customer 3% >30y
Foodservice customer 3% >5y
Consumer customer 3% >45y
Consumer customer 2% >5y
Specialty customer 2% >45y
Specialty customer 2% >15y
Foodservice customer 2% >25y
Specialty customer 2% >15y
Top 10 Customers 37%

Longstanding, High-Quality and Diverse Customer Relationships
Top 10 Customers 2012 Sales (1) by Channel 2012 Sales (1) by Customer
Representative Customers
(1) Gross Sales Less Returns.
Top 5
27%
Top 6 - 10
10%
Other
63%
Consumer
39%
Foodservice
32%
Specialty
22%
International
7%
– Top supplier to many of its customers in one or more product categories
– New account wins in 2012 / 2013 will enhance market share growth (2 Grocery, 1 Specialty Retail, 1 Spirits)
• Largest customer represents 14% of 2012 sales (1)
• No other customer accounts for more than 4% of sales (1)
– Extensive long-term relationships with a highly diversified and loyal blue-chip customer base

– EveryWare is headquartered in Lancaster, OH and operates two best-in-class manufacturing and distribution facilities
• Lancaster, OH:  900,000 sq. ft. owned manufacturing facility which houses three furnaces and 15 production lines
• Monaca, PA:  400,000 sq. ft. owned manufacturing facility which houses one furnace and 7 production lines
• Lancaster, OH:  1,300,000 sq. ft. leased distribution facility serving Anchor’s global customers
• Savannah, GA:  500,000 sq. ft. leased distribution facility primarily serving Oneida's domestic customers
(1) Includes licensed Oneida brand revenue at wholesale.
Broad Manufacturing and Distribution Infrastructure
Legend
Distribution Center and Warehouse
Regional Administrative Office
Production, Distribution, Warehousing and Sales
International Distributor Partners / Showrooms
Manufacturing Partners
Licenses
Production and Sales
Sales
2012 Gross Sales Mix (1)
Manufactured
47%
Sourced
53%
– Oneida utilizes a 100% outsourced manufacturing strategy, with no supplier accounting for more than 14% of purchases
– Since 2008, EveryWare has invested approximately $58 million of capital into its manufacturing locations, including investments to add capacity, upgrade machinery and permanently remove costs

Significant Domestic and International Growth Opportunities
Segment Market Indicators Existing / New Growth Opportunities
– Housing recovery
– GDP growth
– Consumer confidence
– Strong expected international
GDP growth in Korea, Mexico
and Brazil
– Rebound in Europe
– Growth of U.S. brands in
foreign markets
– Key manufacturing partners with leading OEMs
– Leverage unique manufacturing capabilities and distribution advantages
– Identify future niche markets, similar to Specialty Liquor
– Top 5 specialty customers averaged 22% growth
– Generated a 28% CAGR from key products since 2009
– Optimize existing infrastructure in UK, Mexico and China
– Brand stratification and store re-branding
– Recent penetration of Korea market
– JV and distribution partners in key new markets
– Leverage brand portfolio and product development
– Continued emerging market penetration
Consumer
(39% of ‘12 Net Sales)
Foodservice
(32% of ‘12 Net Sales)
Specialty
(22% of ‘12 Net Sales)
International
(7% of ‘12 Net Sales)
– Housing recovery
– GDP growth
– Consumer confidence
– New product development
– Brand stratification
– Expansion to club, grocery, department store, specialty channels
– Direct (e-commerce)
– Continuous product innovation
– Top 7 consumer accounts averaged 10% growth in 2012
– Restaurant SSS growth and
square footage growth
– Increasing hotel RevPAR
– Convention industry recovery
– Total tabletop solution
– Logistics savings
– Limited overlap between legacy Oneida and Anchor in foodservice
– Category expansion – WKI, Buffet, Euro, Strata
– Logistics savings
– Sales to the top 4 customers grew 14% in 2012

Strong Focus to Advance the Business

Integration of Anchor Hocking and Oneida completed in 2012.
Merger agreement announced with ROI Acquisition Corp on January 31.
Distribution agreement with Korean distributor announced on February 28.
Successful completion of merger with ROI Acquisition Corp on May 21.
Strong first quarter 2013 announced on May 28.
Acquired the George Wilkinson and Samuel Groves business units of
Metalrax Housewares on June 18.

Metric Long-Term Goals
Revenue
Growth
GAAP EPS
Growth
Adjusted
EBITDA
Margin
5% – 7%
15% – 18%
11% –13%
Commentary / Strategic Initiative
– Broader international and channel penetration
– Continued product innovation to provide a full tabletop solution across all channels and price points
– Market share gains within consumer and foodservice channels
– Low price sensitivity of beverage glass sales
– Continued product stratification addressing all consumer segments
– Leverage existing infrastructure and maintain proven pricing prowess to expand margins
– Earnings growth through revenue growth, margin expansion and deleveraging
Experienced Team Driving Execution
International
% of Total Sales
40%

Appendix

Q1 2013 Performance
Total revenue increased 3.1% to $99.3 million, up from $96.4 million in the first quarter of fiscal
2012
EBITDA
(1)
increased 58.1% to $9.1 million, up from $5.8 million in the first quarter of fiscal 2012
Increased business with blue-chip customer base
Further synergies and cost savings generated from merger of Oneida and Anchor Hocking
(1) See slide 24 for a reconciliation of EBITDA to Net Income.

Focus on International Growth

Focused on growth through both customer and product expansion
Anticipate meaningful growth in the UK in 2013
EveryWare announced acquisition of UK bakeware business on June 18
Acquisition brings additional iconic European brands to the platform
Anticipates will be accretive in the first 12 months, adding $14-$16mm in revenue
Purchased businesses for a low EBITDA multiple of <3x based on first 12 months of EveryWare’s ownership
Adds manufacturing capabilities in the UK to help provide locally sourced product
Building on core offerings in Mexico
Reclaimed License in January for Oneida in Mexico – re-launch is underway with product arriving on customers shelves in Q3, Q4
Opened new market in Korea
China adding retail sales on later half of the year to current Foodservice only offering
EveryWare launches new company in Brazil and expands its international footprint

2012 Sales Mix (1)

EveryWare at a Glance
Leading Consumer Product Company
(1) Presented as Gross Sales Less Returns.
Select Longstanding Blue-Chip Customer Base
Beverageware
18%
Consumer
39%
Foodservice
32%
Specialty
22%
International
7%
Dinnerware /
Serveware
20%
Pantry
19%
Flatware
16%
Food Prep
16%
Décor
4%
Spirits
4%
Industrial
3%
–
World’s largest marketer of flatware for the consumer
and foodservice industries
–
#1 or #2 market share position in key categories within
the consumer retail and institutional foodservice
markets
–
Leading designer, manufacturer and marketer of glass
products across retail, foodservice and specialty
channels
– Highly recurring revenue model driven by replacement
purchases (Oneida – 70%, Anchor – 90%)
– 25+ year relationships with loyal blue-chip customers
– Highly diversified customer base
–
Global footprint with broad manufacturing and
distribution infrastructure
–
$50bn global housewares and $2.7bn global
foodservice tabletop markets
–
FY2011A – FY2013E Revenue CAGR of 25.2% and
Adj. EBITDA CAGR of 30.5%
•
Largest customer, Wal-Mart = 14% of 2012 sales
•
Products span all price points and categories
– Leading, brand-focused, diversified, global marketer
and wholesaler of tabletop and food preparation
products for the consumer and foodservice markets
– Led by the iconic Oneida and Anchor Hocking brands
– Broadest tabletop platform in the industry

(1) Based on Management’s estimates.
– World’s largest marketer of flatware and dinnerware for the consumer and foodservice industries
• 27% and 30% consumer flatware and foodservice flatware
market share (1) , respectively
• #1 provider of flatware to both the consumer and
foodservice sectors
• Largest supplier of dinnerware to the foodservice industry in North America
• Consistently ranked as the #1 tabletop brand according to
the Home Furnishings News (“HFN”) survey
– Broad portfolio of over 5,700 products includes:
• Flatware, dinnerware, crystal stemware, bakeware and
cookware
– Serves a global customer base directly or through licensed partners, primarily under the Oneida brand name
– History extends more than 100 years
– Leading designer, manufacturer and marketer of quality glass products across retail, foodservice and specialty markets
channels
• Most recognized glassware brand name in the U.S.
• #1 or #2 market position in all its core glassware categories
• #1 supplier of candle containers and premium spirit bottles
• #2 in glass bakeware, drinkware and floral vases
• #3 glassware supplier to the foodservice industry
• Top five tabletop glassware producer worldwide
– Broad portfolio of over 3,600 products includes:
• Beverageware, stemware, bakeware, serveware, food
storage, candle containers, floral vases and specialty
products
Renowned Brand Names with a Diversified Brand Strategy
– Presently serves a primarily North American customer base
– History extends more than 100 years

EVERYWARE

| | | | | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| EVERYWARE | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| ARC | | | ✓ | ✓ | | | | | ✓ | ✓ | ✓ | ✓ | | ✓ | |
| Libbey | ✓ | | ✓ | ✓ | ✓ | ✓ | | ✓ | ✓ | ✓ | ✓ | ✓ | | ✓ | ✓ |
| WORLD KITCHEN | ✓ | EVERYWARE | | EVERYWARE | ✓ | EVERYWARE | | EVERYWARE | ✓ | EVERYWARE | | | | | |
| | | | | | | | | | | | | | | | |

SVEDKA
VODKA

Leading Market Position vs Peers

(1) Based on Management’s estimates.
(2) #1 in Consumer glass dinnerware.
Bakeware Beverageware Dinnerware Flatware Serveware
Crystal Candles
Premium
Spirit
Bottles
Industrial
/ Lighting Floral
Consumer
Food-
service Consumer
Food-
service Consumer
Food-
service Consumer
Food-
service Consumer
Food-
service
Existing Channel
Market Positions
(1)
#2 #2 #3 #1 (2) #1 #1 #1 #1 #1
#1 #1 #1
Others
Pasabahce
TTU
Waterford
Gibson
Steelite
Homer
Fortessa
Lenox
Cambridge
Lifetime
Hampton
Walco
Schott-
Zwisesel
Bormioli
Arkansas
Glass
The Glass
Group

EVERYWARE

EVERYWARE

Walmart
COSTCO WHOLESALE
BED BATH & BEYOND
TARGET
Crate&Barrel

Bradshaw
Robinson

ONEIDA
www.Oneida.com
VINERS
www.Viners.co.uk
anchor
www.AnchorHocking.com

Marriott
Hilton
HYATT
Sysco
Don
DARDEN RESTAURANTS
Ruby Tuesday

SAXCO
P&G
Candle-Lite
Syndicate

Foodservice / B2B
One of the most
experienced
foodservice
sales teams in
the industry
Established
OEM contracts
and direct selling
customers
– Multiple go-to market strategies including owned brands, a direct-to-consumer website and catalog business, licensing arrangements, and distribution agreements
– Enhanced direct relationship with consumer through branding, trend-right colors / designs, unique product features and customized product strategy by channel and category
– Diverse and flexible strategy promotes tailored approach to the marketplace and optimized resource allocation
Consumer / Retail
Strong, long-
standing retailer
relationships for
the combined
platform
High growth
direct-to-
consumer online
platform benefits
from combined
portfolio
High margin
licensing
business easily
expandable to
adjacent product
categories and
diverse markets
Longstanding, High-Quality and Diverse Customer Relationships
Retail
Licensing
Consumer Direct Online Foodservice OEM and Direct Sell

2011A - 2013E CAGR: 25.2%
$600
$450
$300
$150
$0
$291
$422
$457
2011A (1)
2012A
2013E

2011A - 2013E CAGR: 30.5%
$80
$60
$40
$20
$0
$36
$55
$61
2011A(1)
2012A
2013E

2011A - 2013E CAGR: 33.7%
$80
$60
$40
$20
$0
$30
$49
$53
2011A (1)
2012A
2013E

2011A - 2013E % Margin % Δ: 110bps
18%
12%
6%
0%
12.3%
13.0%
13.4%
2011A(1)
2012A
2013E

Historical and Projected Financial Performance
Net Sales ($mm) Adjusted EBITDA (2) ($mm)
Unleveraged Free Cash Flow (3) ($mm) Adjusted EBITDA (2) Margin (%)
(1) 2011 results include 12 months of Anchor and 2 months of Oneida.
(2) See “Adjusted EBITDA Reconciliation” on page  24.
(3) Unleveraged Free Cash Flow is a non-GAAP measure and assumes FY2013E Furnace Maintenance CapEx of $3.5 million.

Recurring Revenue Model and Owned Asset Base with High Replacement Cost
High Switching
Costs Drive Highly
Recurring Revenues
– High switching costs associated with purchasing new tabletop collections drives recurring revenue model
•
Oneida: 70% replenishment business and 30% new installations
•
Anchor: 90% replenishment business and 10% new installations
Limited
Competition
From Low Cost
Glassware Imports
– Minimal threat from international manufacturers given high shipping costs of glassware
• Heavy weight of glass
• Need for protective packaging, occupying a significant portion of total package volume
• Higher breakage rates
Owned Asset
Base with High
Replacement Cost
– Management estimates that it would require over $250 million of invested capital to replicate
EveryWare’s capabilities
•
Since 1983, no new tabletop glass production facilities have been opened in North America
•
There are no known plans underway for the construction of new glass facilities
– Since 2008, EveryWare has invested approximately $58 million of capital into its manufacturing locations, including investments to add capacity, upgrade machinery and permanently remove costs
•
Management estimates minimal incremental capital investment required (Maintenance CapEx of
~1.5% of net sales)
– Long-term investments based on well-recognized, iconic brands and confidence in replacement product availability
– Consistency of models increases customer stickiness
–
EveryWare can significantly increase its foodservice glass revenue and accommodate incremental sourced business without significant expansion capital expenditures

120
100
80
60
40
20
0
Feb-03
Aug-03
Feb-04
Aug-04
Feb-05
Aug-05
Feb-06
Aug-06
Feb-07
Aug-07
Feb-08
Aug-08
Feb-09
Aug-09
Feb-10
Aug-10
Feb-11
Aug-11
Feb-12
Aug-12
Feb-13

1,500
1,250
1,000
750
500
250
0
Feb-03
Aug-03
Feb-04
Aug-04
Feb-05
Aug-05
Feb-06
Aug-06
Feb-07
Aug-07
Feb-08
Aug-08
Feb-09
Aug-09
Feb-10
Aug-10
Feb-11
Aug-11
Feb-12
Aug-12
Jan-13
450
400
350
300
250
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13

10%
5%
0%
(5%)
(10%)
(15%)
(20%)
8.6%
7.7%
6.1%
1.5%
(17.1%)
5.9%
8.2%
6.3%
2005
2006
2007
2008
2009
2010
2011
2012

5%
3%
0%
(3%)
(5%)
3.6%
3.1%
1.6%
(1.7%)
(4.4%)
1.6%
3.1%
2.9%
2005
2006
2007
2008
2009
2010
2011
2012E

Large, Addressable Industry with Positive Tailwinds and Dynamics
U.S. Single-Family New Home Sales (000s) (2) U.S. Consumer Confidence Index (1)
(1) Source:  The Conference Board.  Data represents U.S. Consumer Confidence Index (1985 = 100) on a monthly basis as of February 26, 2013.
(2) Source:  U.S. Census Bureau.  Data represents new single-family houses sold (in thousands) in the United States on a monthly basis as of February 26, 2013.  Note:  Seasonally adjusted for annual rate.
(3) Source:  Wall Street research.
(4) Source: Wall Street research. Data represents average same store sales growth for a representative sample of public casual and fine dining restaurants.
STRICTLY CONFIDENTIAL
– EveryWare participates in the large $50 billion global housewares and $2.7 billion global foodservice tabletop markets, of which the
U.S. represents $12.2 billion (tabletop and food preparation) and $990 million (restaurant and beyond restaurant), respectively
– The U.S. tabletop, food preparation, restaurant, and beyond restaurant markets in which EveryWare competes represent $4.9 billion,
$7.3 billion, $580 million, and $410 million markets, respectively
Restaurant Industry Same Store Sales (4) Lodging RevPAR (% change) (3)

Experienced Team; Execution Focused
Name Title
Industry
Experience Prior Experience
John Sheppard Chief Executive Officer 22 Cott, Coca-Cola
Bernard Peters EVP and Chief Financial Officer 14 Heartland Automotive Services, Pampered Chef, Marriott, Coca-Cola
Bert Filice SVP North America Sales 25 Trudeau N.A., Coopers & Lybrand
Jaci Volles Chief Marketing Officer 28 Lifetime Brands, May Department Stores
Colin Walker SVP International 12 Cott, DHR International, Deloitte, Imasco, Canada Trust
Dan Taylor SVP Operations 21 World Kitchen, Corning
Kerri Love
SVP, General Counsel and
Secretary
16 Greif, VIA NET.WORKS

Reconciliation of Net Income (Loss) to EBITDA & Adjusted EBITDA
Quarters ended March 31, Twelve months ended December 31,
2012 2013 2011A 2012A 2013E
Net Income (loss)
$      (6,283) $          197 $      7,521 $    (3,957) $ 17,085
Interest
9,819 4,139 6,794 22,536 17,549
Taxes
(1,040) 902 2,929 (585) 10,034
Depreciation
2,379 2,871 7,065 10,298 12,412
Amortization
898 1,018 715 4,299 4,039
EBITDA
5,773 9,127 25,024 32,591 61,119
Restructuring
2,298 361 2,001 6,877 -
Acquisition/Merger-Related Transaction Fees
419 664 3,200 3,685 -
Inventory Writedown
945 263 1,906 2,498 -
Management Fees
704 625 1,834 2,594 -
Other
101 429 1,948 1,247 -
Annualization of proforma cost savings
- - - 4,552 -
Impact of unwind of natural gas hedges
- - - 2,843 -
PF Public Company Expenses
- - - (2,000) -
Adjusted EBITDA
$     10,240 $     11,469 $    35,913 $    54,887 $ 61,119